EXHIBIT 99.1

SUN MICROSYSTEMS REPORTS PROFIT FOR

FISCAL 2005 SECOND QUARTER

SANTA CLARA, Calif. - Jan 13, 2005 - Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal second quarter, which ended December 26, 2004.

Revenues for the second quarter were $2.843 billion, a decrease of 1.6 percent as compared with $2.888 billion for the second quarter of fiscal 2004. Total gross margin as a percent of revenues was 42.3 percent, an increase of 0.5 percentage points as compared with the second quarter of fiscal 2004. Net profit for the second quarter of fiscal 2005 was $19 million or $0.01 per share as compared with a net loss of $125 million or a net loss of $0.04 per share for the second quarter of fiscal 2004. This Q2 fiscal 2005 profit includes a charge of $24 million for previously announced workforce and real estate restructuring, a $9 million gain on equity investments, and a $6 million benefit for related tax effects. Excluding these amounts, net income for Q2 fiscal 2005 on a non-GAAP basis was $28 million or $0.01 per share as compared with a net loss, on a non-GAAP basis, in Q2 fiscal 2004 of $99 million or a net loss of $0.03 per share.

Cash generated from operating activities was $52 million for the quarter, and the cash and marketable debt securities balance increased to $7.464 billion.

“The second quarter delivered many positives, including x64 and x86 server unit volume growth, positive cash flow from operations, and stunning market reviews of SolarisTM 10 OS. It feels good to ring up a modest GAAP profit,” said Scott McNealy, chairman and chief executive officer, Sun Microsystems, Inc. “Sun has one of its most rock solid product line-ups in history today. Innovation is increasingly marked by business models as much as technology. Sun’s $1 per CPU/hour and the Sun JavaTM Enterprise System are emerging models for recurring revenue. We are clearly reestablishing relevance in key markets.”

Steve McGowan, Sun’s chief financial officer and executive vice president, corporate resources, said, “We’re pleased with our progress this quarter toward achieving our key financial goals. On a year-over-year basis, we increased our gross margin percentage, improved productivity by reducing R&D and SG&A expenses by $136 million and continued to generate positive cash flow from operations. This was all accomplished without compromising our product roadmaps.”

Sun has scheduled a conference call today to discuss its earnings for the second quarter at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Jeff Boldt (650) 786-0333

jeff.boldt@sun.com

MEDIA CONTACT:

May G. Petry (650) 786-0034

may.petry@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding that innovation is increasingly marked by business models as much as technology, that Sun’s $1 per CPU/hour and the Sun Java Enterprise System are emerging models for recurring revenue, that we have clearly reestablished relevance in key markets and that our key financial goals were all accomplished without compromising our product roadmaps. Factors that could cause results to differ include risks associated with lack of success in technological advancements; lack of acceptance of new products; lack of marketing success; and cancellation or delay of projects. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended June 30, 2004 and our quarterly report on Form 10-Q for the fiscal quarter ended September 26, 2004.

The company believes that presentation of results including items such as net income (loss) and gross margin on a non-GAAP basis provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods.

Sun, Sun Microsystems, the Sun logo, Solaris, Sun Java Enterprise System and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 26, 2004	December 28, 2003	December 26, 2004	December 28, 2003
Net revenues:
Products	$1,842	$1,944	$3,518	$3,578
Services	1,001	944	1,953	1,846

Total net revenues	2,843	2,888	5,471	5,424
Cost of sales:
Cost of sales-products	1,068	1,107	2,072	2,072
Cost of sales-services	572	573	1,123	1,128

Total cost of sales	1,640	1,680	3,195	3,200

Gross margin	1,203	1,208	2,276	2,224
Operating expenses:
Research and development	447	471	863	938
Selling, general and administrative	716	828	1,400	1,626
Restructuring charges	24	(10)	132	(9)
Purchased in-process research and development	—	—	—	1

Total operating expenses	1,187	1,289	2,395	2,556

Operating income (loss)	16	(81)	(119)	(332)
Gain (loss) on equity investments, net	9	(36)	5	(61)
Interest income, net	33	20	64	41

Income (loss) before income taxes	58	(97)	(50)	(352)
Provision for income taxes	39	28	78	59

Net income (loss)	$19	$(125)	$(128)	$(411)

Net income (loss) per common share – basic	$0.01	$(0.04)	$(0.04)	$(0.13)

Net income (loss) per common share – diluted	$0.01	$(0.04)	$(0.04)	$(0.13)

Shares used in the calculation of net income (loss) per common share – basic	3,360	3,262	3,349	3,248

Shares used in the calculation of net income (loss) per common share – diluted	3,400	3,262	3,349	3,248

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	December 26, 2004	June 30, 2004*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,863	$2,141
Short-term marketable debt securities	1,776	1,460
Accounts receivable, net	1,842	2,339
Inventories	429	464
Deferred and prepaid tax assets	88	62
Prepaid expenses and other current assets	869	837

Total current assets	6,867	7,303

Property, plant and equipment, net	1,903	1,996
Long-term marketable debt securities	3,825	4,007
Goodwill	406	406
Other acquisition-related intangible assets, net	90	127
Other non-current assets, net	648	664

	$13,739	$14,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$—	$257
Accounts payable	963	1,057
Accrued payroll-related liabilities	604	622
Accrued liabilities and other	1,196	1,308
Deferred revenues	1,313	1,617
Warranty reserve	236	252

Total current liabilities	4,312	5,113

Long-term debt	1,145	1,175
Long-term deferred revenues	519	557
Other non-current obligations	1,242	1,220
Total stockholders’ equity	6,521	6,438

	$13,739	$14,503

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Six Months Ended
	December 26, 2004	December 28, 2003
Cash flows from operating activities:
Net loss	$(128)	$(411)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	323	361
Amortization of other intangible assets and unearned equity compensation	49	46
Deferred taxes	(3)	—
Loss (gain) on equity investments, net	(5)	61
Purchased in-process research and development	—	1
Changes in operating assets and liabilities:
Accounts receivable, net	508	178
Inventories	37	(63)
Prepaid and other assets	(76)	(59)
Accounts payable	(88)	4
Other liabilities	(441)	(449)

Net cash provided by (used in) operating activities	176	(331)

Cash flows from investing activities:
Purchases of marketable debt securities	(2,943)	(5,065)
Proceeds from sales of marketable debt securities	2,287	5,029
Proceeds from maturities of marketable debt securities	508	—
Proceeds from sales of equity investments, net	13	10
Acquisition of property, plant and equipment, net	(141)	(127)
Acquisition of spare parts and other assets	(42)	(26)
Payments for acquisitions, net of cash acquired	—	(190)

Net cash used in investing activities	(318)	(369)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	114	113
Principal payments on borrowings and other obligations	(250)	—

Net cash provided by (used in) financing activities	(136)	113

Net decrease in cash and cash equivalents	(278)	(587)
Cash and cash equivalents, beginning of period	2,141	2,015

Cash and cash equivalents, end of period	$1,863	$1,428

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 26, 2004	December 28, 2003	December 26, 2004	December 28, 2003
Calculation of net income (loss) excluding special items:
Net income (loss)	$19	$(125)	$(128)	$(411)
Restructuring charges	24	(10)	132	(9)
Purchased in-process research and development	—	—	—	1
Loss (gain) on equity investments, net	(9)	36	(5)	61
Settlement of litigation	—	—	55	—
Related tax effects	(6)	—	(13)	—

Net income (loss) excluding special items	$28	$(99)	$41	$(358)

Net income (loss) excluding special items per common share – basic	$0.01	$(0.03)	$0.01	$(0.11)

Net income (loss) excluding special items per common share – diluted	$0.01	$(0.03)	$0.01	$(0.11)

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,360	3,262	3,349	3,248

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,400	3,262	3,378	3,248

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2005			FY 2004					FY 2003
(in millions except per share amounts)	Q1	Q2	FY05	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
NET REVENUES
Products	1,676	1,842	3,518	1,634	1,944	1,711	2,066	7,355	1,880	2,013	1,897	2,003	7,793
Services	952	1,001	1,953	902	944	940	1,044	3,830	867	902	893	979	3,641
TOTAL	2,628	2,843	5,471	2,536	2,888	2,651	3,110	11,185	2,747	2,915	2,790	2,982	11,434
Growth vs. prior year (%)	3.6%	-1.6%	0.9%	-7.7%	-0.9%	-5.0%	4.3%	-2.2%	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%
Growth vs. prior quarter (%)	-15.5%	8.2%		-15.0%	13.9%	-8.2%	17.3%		-19.7%	6.1%	-4.3%	6.9%

COST OF SALES
Products	949	1,068	2,017	965	1,107	980	1,238	4,290	1,093	1,118	1,021	1,110	4,342
Cost of settlement	55	0	55	0	0	0	0	0	0	0	0	0	0

Total	1,004	1,068	2,072	965	1,107	980	1,238	4,290	1,093	1,118	1,021	1,110	4,342
Services	551	572	1,123	555	573	603	648	2,379	522	534	526	568	2,150
TOTAL	1,555	1,640	3,195	1,520	1,680	1,583	1,886	6,669	1,615	1,652	1,547	1,678	6,492
% of revenue	59.2%	57.7%	58.4%	59.9%	58.2%	59.7%	60.6%	59.6%	58.8%	56.7%	55.4%	56.3%	56.8%

PRODUCTS GROSS MARGIN
Products	727	774	1,501	669	837	731	828	3,065	787	895	876	893	3,451
% of product revenue	43.4%	42.0%	42.7%	40.9%	43.1%	42.7%	40.1%	41.7%	41.9%	44.5%	46.2%	44.6%	44.3%
Cost of settlement	(55)	0	(55)	0	0	0	0	-0	0	0	0	0	-0
% of product revenue	-3.3%	0.0%	-1.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total product margin	672	774	1,446	669	837	731	828	3,065	787	895	876	893	3,451
% of product revenue	40.1%	42.0%	41.1%	40.9%	43.1%	42.7%	40.1%	41.7%	41.9%	44.5%	46.2%	44.6%	44.3%

Services gross margin	401	429	830	347	371	337	396	1,451	345	368	367	411	1,491
% of service revenue	42.1%	42.9%	42.5%	38.5%	39.3%	35.9%	37.9%	37.9%	39.8%	40.8%	41.1%	42.0%	41.0%

Total excluding settlement	1,128	1,203	2,331	1,016	1,208	1,068	1,224	4,516	1,132	1,263	1,243	1,304	4,942
% of revenue	42.9%	42.3%	42.6%	40.1%	41.8%	40.3%	39.4%	40.4%	41.2%	43.3%	44.6%	43.7%	43.2%
Cost of settlement	(55)	0	(55)	0	0	0	0	0	0	0	0	0	0
% of revenue	-2.1%	0.0%	-1.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,073	1,203	2,276	1,016	1,208	1,068	1,224	4,516	1,132	1,263	1,243	1,304	4,942
% of revenue	40.8%	42.3%	41.6%	40.1%	41.8%	40.3%	39.4%	40.4%	41.2%	43.3%	44.6%	43.7%	43.2%

R&D	416	447	863	467	471	470	518	1,926	437	451	467	482	1,837
% of revenue	15.8%	15.7%	15.8%	18.4%	16.3%	17.7%	16.7%	17.2%	15.9%	15.5%	16.7%	16.2%	16.1%
PURCHASED IN PROCESS R&D	0	0	0	1	0	0	69	70	0	4	0	0	4
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%	0.0%	0.1%	0.0%	0.0%	0.0%
SG&A	684	716	1,400	798	828	842	849	3,317	882	830	791	826	3,329
% of revenue	26.0%	25.2%	25.6%	31.5%	28.7%	31.8%	27.3%	29.7%	32.1%	28.5%	28.4%	27.7%	29.1%
RESTRUCTURING CHARGES	108	24	132	1	(10)	203	150	344	24	357	(4)	(6)	371
% of revenue	4.1%	0.8%	2.4%	0.0%	-0.3%	7.7%	4.8%	3.1%	0.9%	12.2%	-0.1%	-0.2%	3.2%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	49	49	0	2,125	0	0	2125
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%	0.0%	72.9%	0.0%	0.0%	18.6%

TOTAL OPERATING EXPENSES	1,208	1,187	2,395	1,267	1,289	1,515	1,635	5,706	1,343	3,767	1,254	1,302	7,666
% of revenue	46.0%	41.8%	43.8%	50.0%	44.6%	57.1%	52.6%	51.0%	48.9%	129.2%	44.9%	43.7%	67.0%

OPERATING INCOME (LOSS)	(135)	16	(119)	(251)	(81)	(447)	(411)	(1,190)	(211)	(2,504)	(11)	2	(2,724)
Operating margin	-5.1%	0.6%	-2.2%	-9.9%	-2.8%	-16.9%	-13.2%	-10.6%	-7.7%	-85.9%	-0.4%	0.1%	-23.8%

Interest income, net	31	33	64	21	20	23	30	94	39	38	33	45	155
Gain (loss) on equity investments, net	(4)	9	5	(25)	(36)	3	(6)	(64)	(31)	(11)	(16)	(26)	(84)
Settlement income	0	0	0	0	0	0	1,597	1,597	0	0	0	0	0
PRETAX INCOME (LOSS)	(108)	58	(50)	(255)	(97)	(421)	1,210	437	(203)	(2,477)	6	21	(2,653)
Pretax income (loss) margin	-4.1%	2.0%	-0.9%	-10.1%	-3.4%	-15.9%	38.9%	3.9%	-7.4%	-85.0%	0.2%	0.7%	-23.2%

INCOME TAX PROVISION (BENEFIT)	39	39	78	31	28	339	427	825	(92)	(194)	2	1,060	776
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	45.5%	7.8%	44.0%	N/A	N/A

NET INCOME (LOSS) (Reported)	(147)	19	(128)	(286)	(125)	(760)	783	(388)	(111)	(2,283)	4	(1,039)	(3,429)
Growth vs. prior year (%)	48.6%	115.2%	68.9%	-157.7%	94.5%	-19100.0%	175.4%	88.7%	38.3%	-429.7%	110.8%	-1803.3%	-484.2%
Growth vs. prior quarter (%)	-118.8%	112.9%		72.5%	56.3%	-508.0%	203.0%		-282.0%	-1956.8%	100.2%	-26075.0%
Net income (loss) margin	-5.6%	0.7%	-2.3%	-11.3%	-4.3%	-28.7%	25.2%	-3.5%	-4.0%	-78.3%	0.1%	-34.8%	-30.0%

EPS (Diluted) (Reported)	(0.04)	0.01	(0.04)	(0.09)	(0.04)	(0.23)	0.23	(0.12)	(0.04)	(0.72)	0.00	(0.32)	(1.07)
Growth vs. prior year (%)	55.6%	125.0%	69.2%	-125.0%	94.4%	N/A	171.9%	-88.8%	33.3%	-453.8%	100.0%	-1700.0%	-494.4%
Growth vs. prior quarter (%)	-117.4%	125.0%		71.9%	55.6%	-475.0%	200.0%		-300.0%	-1700.0%	100.0%	N/A

SHARES (CSE)(Diluted)	3,343	3,400	3,349	3,235	3,262	3,286	3,348	3,277	3,168	3,181	3,218	3,219	3,190
OUTSTANDING SHARES	3,344	3,375	3,375	3,240	3,280	3,293	3,336	3,336	3,116	3,194	3,200	3,236	3,236

	FY 2005			FY 2004					FY 2003
(in millions)	Q1	Q2	FY05	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,105	1,132	2,237	1,162	1,214	1,037	1,356	4,769	1,242	1,267	1,212	1,327	5,048
Growth vs. prior year (%)	-4.9%	-6.8%	-5.9%	-6.4%	-4.2%	-14.4%	2.2%	-5.5%	-7.8%	-11.8%	-15.8%	-22.6%	-14.9%
Growth vs. prior quarter (%)	-18.5%	2.4%		-12.4%	4.5%	-14.6%	30.8%		-27.5%	2.0%	-4.3%	9.5%
EUROPE ($M)	918	975	1,893	780	966	941	1,026	3,713	806	932	886	954	3,578
Growth vs. prior year (%)	17.7%	0.9%	8.4%	-3.2%	3.6%	6.2%	7.5%	3.8%	-0.4%	3.6%	-4.1%	-2.0%	-0.8%
Growth vs. prior quarter (%)	-10.5%	6.2%		-18.2%	23.8%	-2.6%	9.0%		-17.2%	15.6%	-4.9%	7.7%
JAPAN ($M)	183	190	373	185	192	207	178	762	250	243	243	200	936
Growth vs. prior year (%)	-1.1%	-1.0%	-1.1%	-26.0%	-21.0%	-14.8%	-11.0%	-18.6%	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%
Growth vs. prior quarter (%)	2.8%	3.8%		-7.5%	3.8%	7.8%	-14.0%		23.2%	-2.8%	0.0%	-17.7%
REST OF WORLD ($M)	422	546	968	409	516	466	550	1,941	449	473	449	501	1,872
Growth vs. prior year (%)	3.2%	5.8%	4.6%	-8.9%	9.1%	3.8%	9.8%	3.7%	7.4%	-1.5%	-3.6%	-5.5%	-1.2%
Growth vs. prior quarter (%)	-23.3%	29.4%		-18.4%	26.2%	-9.7%	18.0%		-15.3%	5.3%	-5.1%	11.6%
% of Total Revenue
UNITED STATES (%)	42.0%	39.8%	40.9%	45.8%	42.1%	39.1%	43.6%	42.6%	45.2%	43.5%	43.4%	44.5%	44.1%
EUROPE (%)	34.9%	34.3%	34.6%	30.8%	33.4%	35.5%	33.0%	33.2%	29.3%	32.0%	31.8%	32.0%	31.3%
JAPAN (%)	7.0%	6.7%	6.8%	7.3%	6.6%	7.8%	5.7%	6.8%	9.1%	8.3%	8.7%	6.7%	8.2%
REST OF WORLD (%)	16.1%	19.2%	17.7%	16.1%	17.9%	17.6%	17.7%	17.4%	16.4%	16.2%	16.1%	16.8%	16.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,354	1,507	2,861	1,282	1,568	1,365	1,639	5,854	1,512	1,621	1,530	1,580	6,243
Growth vs. prior year (%)	5.6%	-3.9%	0.4%	-15.2%	-3.3%	-10.8%	3.7%	-6.2%	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%
Growth vs. prior quarter (%)	-17.4%	11.3%		-18.9%	22.3%	-12.9%	20.1%		-24.5%	7.2%	-5.6%	3.3%
NETWORK STORAGE PRODUCTS ($M)	322	335	657	352	376	346	427	1,501	368	392	367	423	1,550
Growth vs. prior year (%)	-8.5%	-10.9%	-9.8%	-4.3%	-4.1%	-5.7%	0.9%	-3.2%	0.8%	-7.1%	-9.4%	-16.2%	-8.7%
Growth vs. prior quarter (%)	-24.6%	4.0%		-16.8%	6.8%	-8.0%	23.4%		-27.1%	6.5%	-6.4%	15.3%
SUPPORT SERVICES ($M)	745	774	1,519	731	745	731	792	2,999	683	702	704	755	2,844
Growth vs. prior year (%)	1.9%	3.9%	2.9%	7.0%	6.1%	3.8%	4.9%	5.5%	16.8%	12.3%	10.7%	9.1%	12.1%
Growth vs. prior quarter (%)	-5.9%	3.9%		-3.2%	1.9%	-1.9%	8.3%		-1.3%	2.8%	0.3%	7.2%
CLIENT SOLUTIONS & KNOWLEDGE SERVICES ($M)	207	227	434	171	199	209	252	831	184	200	189	224	797
Growth vs. prior year (%)	21.1%	14.1%	17.3%	-7.1%	-0.5%	10.6%	12.5%	4.3%	-16.0%	-10.3%	-6.4%	1.4%	-7.9%
Growth vs. prior quarter (%)	-17.9%	9.7%		-23.7%	16.4%	5.0%	20.6%		-16.7%	8.7%	-5.5%	18.5%

NET BOOKINGS ($M)	2,453	2,976	5,429	2,538	2,980	2,617	3,179	11,314	2,601	2,989	2,688	3,020	11,298
Growth vs. prior year (%)	-3.3%	-0.1%	-1.6%	-2.4%	-0.3%	-2.6%	5.3%	0.1%	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%
Growth vs. prior quarter (%)	-22.8%	21.3%		-16.0%	17.4%	-12.2%	21.5%		-25.4%	14.9%	-10.1%	12.4%

BACKLOG ($M)	659	792	792	707	799	765	834	834	695	769	667	705	705

BALANCE SHEETS	FY 2005			FY 2004					FY 2003
(in millions)	Q1	Q2		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
CASH & ST INVESTMENTS	3,520	3,639		2,520	2,160	2,372	3,601		2,632	2,606	2,636	3,062
ACCOUNTS RECEIVABLE, NET	1,730	1,842		1,905	2,214	2,201	2,339		2,133	2,291	2,296	2,381
RAW MATERIALS	66	60		103	93	92	78		103	85	73	93
WORK IN PROCESS	155	154		137	161	180	131		197	217	152	134
FINISHED GOODS	195	215		186	226	225	255		209	182	172	189

TOTAL INVENTORIES	416	429		426	480	497	464		509	484	397	416
OTHER CURRENT ASSETS	842	957		890	966	1,246	899		1,629	1,447	1,302	920

TOTAL CURRENT ASSETS	6,508	6,867		5,741	5,820	6,316	7,303		6,903	6,828	6,631	6,779
PP&E, NET	1,918	1,903		2,152	2,115	2,075	1,996		2,408	2,321	2,265	2,267
GOODWILL	406	406		389	466	470	406		2,182	326	326	326
LT MARKETABLE DEBT SECURITIES	3,913	3,825		3,006	3,001	3,111	4,007		2,612	2,671	2,902	2,679
OTHER NON-CURRENT ASSETS, NET	762	738		825	822	811	791		1,271	1,323	1,421	934

TOTAL ASSETS	13,507	13,739		12,113	12,224	12,783	14,503		15,376	13,469	13,545	12,985

SHORT TERM BORROWINGS	0	0		263	263	257	257		0	0	0	0
ACCOUNTS PAYABLE	807	963		780	906	1,011	1,057		798	809	870	903
ACCRUED LIABILITIES & OTHER	2,105	2,036		1,652	1,583	1,884	2,182		1,873	1,900	1,792	1,773
DEFERRED REVENUES	1,346	1,313		1,214	1,213	1,342	1,617		1,109	1,079	1,162	1,453

TOTAL CURRENT LIABILITIES	4,258	4,312		3,909	3,965	4,494	5,113		3,780	3,788	3,824	4,129
LT DEBT	1,163	1,145		1,215	1,214	1,209	1,175		1,500	1,519	1,495	1,531
LT DEFERRED REVENUES	524	519		462	463	537	557		547	520	512	450
OTHER NON-CURRENT OBLIGATIONS	1,264	1,242		364	343	990	1,220		240	369	354	384
STOCKHOLDERS’ EQUITY	6,298	6,521		6,163	6,239	5,553	6,438		9,309	7,273	7,360	6,491

TOTAL LIABILITIES & SE	13,507	13,739		12,113	12,224	12,783	14,503		15,376	13,469	13,545	12,985

CASH FLOW	Q1	Q2	FY05	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
OPERATING ACTIVITIES	124	52	176	(49)	(282)	385	2,172	2,226	182	141	379	335	1,037
INVESTING ACTIVITIES	157	(475)	(318)	(492)	123	(338)	(1,604)	(2,311)	126	(293)	(108)	(253)	(528)
FINANCING ACTIVITIES	(235)	99	(136)	7	106	31	67	211	(696)	73	10	95	(518)

KEY METRICS	Q1	Q2		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4
INVENTORY TURNS (hist.)	15.9	14.7		13.7	13.3	14.5	15.2		10.9	12.8	14.3	12.9
INVENTORY TURNS-PRODUCT ONLY (hist.)	10.3	9.4		9.0	8.7	9.3	9.8		7.8	9.0	9.9	8.6
DAYS SALES OUTSTANDING	59	58		68	69	75	68		70	71	74	72
DAYS PAYABLES OUTSTANDING	(46)	(53)		(46)	(49)	(57)	(50)		(44)	(44)	(51)	(48)
DAYS OF SUPPLY ON HAND	24	24		25	26	28	22		28	26	23	22
L-T DEBT/EQUITY (%)	18.5%	17.6%		19.7%	19.5%	21.8%	18.3%		16.1%	20.9%	20.3%	23.6%
ROE (12 mo. avg.)(%)	-4.1%	-1.7%		-52.8%	-22.0%	-36.2%	-6.4%		-5.3%	-26.3%	-27.6%	-45.1%
BOOK VALUE PER SHARE ($)	1.88	1.93		1.90	1.90	1.69	1.93		2.99	2.28	2.30	2.01
PRICE PER SHARE @ CLOSE	4.13	5.44		3.84	4.38	4.11	4.33		2.67	3.25	3.43	4.65
ROA (12 mo. avg.)(%)	-1.9%	-0.8%		-27.7%	-11.4%	-17.6%	-3.0%		-3.1%	-15.2%	-15.8%	-24.8%
DEPREC. & AMORT. ($M)	187	185		218	189	175	231		272	275	216	265
CAPITAL EXPENDITURES ($M)	56	85		55	72	62	60		83	98	57	135
NUMBER OF EMPLOYEES	32,449	31,855		36,014	35,802	35,386	34,962		39,001	36,460	35,745	36,068
REV. PER EMP. (12 mo.)($K)	347.5	352.6		311.6	312.7	312.5	319.9		317.5	334.3	332.1	317.0
GM PER EMP. (12mo.)($K)	140.9	143.4		134.0	133.3	129.9	129.2		128.0	140.3	141.3	137.0
OP EXP AS % OF REV (12mo.)	50.1%	49.4%		67.6%	45.7%	48.6%	51.0%		48.9%	65.0%	65.0%	67.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(7.7)	(3.3)		(100.1)	(40.4)	(62.5)	(11.1)		(13.3)	(65.0)	(65.2)	(95.1)

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS	FY 2005			FY 2004					FY 2003
(in millions except per share amounts)	Q1	Q2	FY05	Q1	Q2	Q3	Q4	FY04	Q1	Q2	Q3	Q4	FY03
GAAP net income (loss)	(147)	19	(128)	(286)	(125)	(760)	783	(388)	(111)	(2,283)	4	(1,039)	(3,429)
In-process research and development	0	0	0	1	0	0	69	70	0	4	0	0	4
Restructuring charges	108	24	132	1	(10)	203	150	344	24	357	(4)	(6)	371
Loss (gain) on equity investments, net	4	(9)	(5)	25	36	(3)	6	64	31	11	16	26	84
Impairment expense	0	0	0	0	0	0	49	49	0	2,125	0	0	2,125
Settlement income	0	0	0	0	0	0	(1,597)	(1,597)	0	0	0	0	0
Settlement of litigation**	55	0	55	0	0	0	0	0	0	0	0	0	0
Valuation allowance on deferred tax assets	0	0	0	0	0	300	0	300	0	0	0	1,051	1,051
Related tax effects	(7)	(6)	(13)	0	0	0	367	367	(22)	(204)	(5)	(8)	(239)

Net income (loss) excluding special items	13	28	41	(259)	(99)	(260)	(173)	(791)	(78)	10	11	24	(33)
Growth vs. prior year (%)	105.0%	128.3%	111.5%	-232.1%	-1090.0%	-2463.6%	-820.8%	-2297.0%	50.6%	110.1%	155.0%	-65.2%	84.1%
EPS (Diluted) excluding special items *	0.00	0.01	0.01	(0.08)	(0.03)	(0.08)	(0.05)	(0.24)	(0.02)	0.00	0.00	0.01	(0.01)
Growth vs. prior year (%)	100.0%	133.3%	109.1%	-300.0%	N/A	N/A	-600.0%	-2300.0%	60.0%	100.0%	100.0%	-50.0%	83.3%

SHARES (CSE)(Diluted)	3,343	3,400	3,349	3,235	3,262	3,286	3,348	3,277	3,168	3,181	3,218	3,219	3,190
OUTSTANDING SHARES	3,344	3,375	3,375	3,240	3,280	3,293	3,336	3,336	3,116	3,194	3,200	3,236	3,236

*	For the quarters ended September 26, 2004, June 30, 2004, and 2003 and December 29, 2002, Sun used 3,356, 3,327, 3,251 shares and 3,205 shares, respectively, to calculate the “Net income (loss) excluding special items.”

For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

**	Included in cost of sales – products